UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

Abercrombie & Fitch Co.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

                                                             Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2018, Abercrombie & Fitch Co. (the “Registrant”) reported that the Registrant’s Senior Vice President, General Counsel and Corporate Secretary, Robert Bostrom, will be leaving that role on September 30, 2018 and will continue to serve as Senior Vice President and Special Counsel through March 31, 2019, or such earlier date after December 31, 2018 as Mr. Bostrom elects in writing (the “Separation Date”). Mr. Bostrom joined the Registrant on January 3, 2014 to assist the Registrant through the resolution of a then pending proxy fight and the adoption of corporate governance reforms accompanying changes to the composition of the Registrant’s Board of Directors (the “Board”). Over the past four years, there has been a transition and evolution in leadership at both the Board and executive management levels. The Registrant has also continued to review and implement corporate governance best practices.

Now that the Registrant has successfully completed its leadership transitions and transformation of its corporate governance structure, Mr. Bostrom will be leaving the Registrant to pursue new challenges. The Registrant will be appointing an external search firm to manage the search process for a new General Counsel.

Under the terms of the Separation Agreement entered into between Abercrombie & Fitch Management Co., a subsidiary of the Registrant (“A&F Management” and collectively with the Registrant, the “Company”), and Mr. Bostrom, effective as of July 25, 2018 (the “Separation Agreement”), Mr. Bostrom will continue to be compensated in his capacity as Senior Vice President, General Counsel and Corporate Secretary during the transition period through September 30, 2018 (the “Transition Period”) at his current base salary or an annualized rate of $620,000 (the “Bostrom Current Base Salary”). During the period beginning on October 1, 2018 and ending on the Separation Date (the “Consulting Period”), Mr. Bostrom will continue his employment with the Company on a part-time basis with a change in role to an advisor to the Company in the title of Senior Vice President and Special Counsel, and will be compensated at an annualized rate of 50% of the Bostrom Current Base Salary. In this latter capacity, Mr. Bostrom is to provide advice and counsel as requested by the Company in connection with ongoing legal matters. As of the Separation Date, Mr. Bostrom’s employment with the Company will end and pursuant to the terms of the Separation Agreement, Mr. Bostrom would be entitled to receive severance benefits contemplated under the terms of the agreement entered into by A&F Management and Mr. Bostrom with an effective date of May 10, 2017 (the “Severance Agreement”), as modified by the Separation Agreement.

Pursuant to the Separation Agreement and the Severance Agreement, from and after the Separation Date, Mr. Bostrom will be entitled to receive: (i) the continued payment of the Bostrom Base Salary in bi-weekly installments for a period of 18 months following the Separation Date; (ii) reimbursement during the 18 months following the Separation Date for 100% of the monthly premium costs of continuation coverage under COBRA, subject to Mr. Bostrom’s election of such coverage and satisfaction of the additional eligibility requirements set forth in the Severance Agreement; and (iii) an annual incentive compensation bonus for the fiscal year ending February 2, 2019 (“Fiscal 2018”), based on actual Fiscal 2018 performance under the Registrant’s Short-Term Cash Incentive Plan and Mr. Bostrom’s target bonus opportunity of 60% of the Bostrom Current Base Salary, which annual incentive compensation bonus would be paid (if earned based on the Company’s actual Fiscal 2018 performance) at the later of (i) the same time as those executive officers who are actively employed by the Company would receive their annual incentive compensation bonuses earned for Fiscal 2018 under the Registrant’s Short-Term Cash Incentive Plan or (ii) as soon as possible after the seventh day following Mr. Bostrom’s execution of the release of claims contemplated by the Separation Agreement (subject to Mr. Bostrom not having revoked such release within seven days following such execution).

Under the Separation Agreement, Mr. Bostrom reaffirms the restrictive covenants specified in the Severance Agreement, including non-competition, non-solicitation, non-disparagement and confidentiality covenants, which remain in effect in accordance with their terms. The non-competition covenant prohibits Mr. Bostrom from engaging in certain activities during his employment with the Company and for a period of 12 months after such employment is terminated. The non-solicitation covenant prohibits Mr. Bostrom from engaging in certain solicitation activities during his employment with the Company and for a period of 24 months after such employment is terminated.

The foregoing summary of the provisions of the Separation Agreement is qualified in its entirety by reference to the complete text of the Separation Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference. The foregoing summary of the applicable provisions of the

Severance Agreement is qualified in its entirety by reference to the complete text of the Severance Agreement, which is incorporated herein by this reference and the form of which was included as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K dated and filed on May 12, 2017.

Item 9.01.   Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Separation Agreement between Abercrombie & Fitch Management Co. and Robert Bostrom, effective July 25, 2018, the date of execution by Robert Bostrom (filed herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated: July 26, 2018	By:	/s/ Fran Horowitz
Fran Horowitz
Chief Executive Officer

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